                                                                    EXHIBIT 99.1
                    (CASH AMERICA INTERNATIONAL, INC. LOGO)



ADDITIONAL INFORMATION:                                    FOR IMMEDIATE RELEASE
Thomas A. Bessant, Jr.
(817) 335-1100

********************************************************************************
      CASH AMERICA ANNOUNCES 30% INCREASE IN FIRST QUARTER NET INCOME AND
                         RAISES FULL YEAR 2003 GUIDANCE
********************************************************************************

Fort Worth, Texas (April 24, 2003) - - Cash America International, Inc. (NYSE:
PWN) reported today that net income for the first quarter, ended March 31, 2003 was up 30% from the same period in 2002. Net income for the first three months of 2003 was $6,769,000 (27 cents per share) compared to $5,203,000 (21 cents per share) in 2002. The year over year rise in earnings was due to growth in service charges and fees from the Company's lending activities, which increased total revenue 5% to $105,505,000 in 2003 from $100,720,000 in 2002. Combined finance and service charges on pawn loans and cash advance fees increased 17% in the first quarter. Earnings also benefited from higher profit margins on the disposition of merchandise, which contributed to a 13% increase in the Company's net revenue in 2003 over the prior year's first quarter.

The results for the first quarter are consistent with the Company's announcement earlier in the month that earnings for the quarter would exceed management's initial expectations of between 24 and 25 cents per share. Commenting on the results for the first quarter, Daniel R. Feehan, President and Chief Executive Officer said, "We outperformed our goals for net revenue in the period because our lending activities continue to post strong results. Complementing the healthy growth and performance in pawn loans and cash advances were increased profits from the sale of merchandise."

Cash America will conduct a conference call to discuss its first quarter earnings on Thursday, April 24, 2003, at 3:45 PM CST. A live web cast of the call will be available on the home page of the Company's corporate web site (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Forward-Looking Information

As the Company enters the second quarter of fiscal 2003 it has higher levels of both pawn loans and short term cash advances than at the end of the same period of 2002. These higher asset levels provide earnings momentum that should continue as long as this trend is sustained. At this time management believes that the current economic environment and the higher prevailing market value of gold will allow for the growth in pawn loan balances to satisfy higher customer demand for pawn loans. Management believes these trends and increases in the short term cash advance balances in response to consumer demand for this alternative product will result in sustained earnings growth for the Company in fiscal 2003. Based on these assumptions, management has revised and increased its forecasted earnings from continuing operations for fiscal 2003 to be between 89 and 94 cents per share. This compares to 75 cents per share for fiscal 2002. The expected earnings for 2003 will continue to track the normal seasonal business cycle of the Company with heavier concentrations in the first and fourth quarters.

In the near term, management expects earnings from continuing operations for the second quarter of fiscal 2003 to be between 13 and 14 cents per share compared to 11 cents per share in the first quarter of 2002.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States, United Kingdom and Sweden. Cash America is the largest provider of secured non-recourse loans, commonly referred to as pawn loans, to individuals through 462 locations in 17 states and two foreign countries. As an alternative to a pawn loan, the Company also offers unsecured short term cash advances in many of its U.S. and U.K. locations. In addition, the Company provides check cashing services through its 139 franchised and Company-owned "Mr. Payroll" check cashing centers.

                                  * * more * *

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries ("the Company"). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, the actions of third parties who offer products and services at the Company's locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company's business, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as "believes", "estimates", "plans", "expects", "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.


                                     * * *

                        CASH AMERICA INTERNATIONAL, INC.
                HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
                      (In thousands, except per share data)

                                                                              Three Months Ended March 31,
                                                                            --------------------------------
                                                                                  2003              2002
                                                                            --------------    --------------
CONSOLIDATED OPERATIONS:
  Total revenue                                                             $      105,505    $      100,720
  Net revenue                                                                       63,951            56,839
  Total operating expenses                                                          50,986            46,429
                                                                            --------------    --------------
  INCOME FROM OPERATIONS                                                            12,965            10,410
                                                                            --------------    --------------
  Income before income taxes                                                        10,789             8,131
                                                                            --------------    --------------
  NET INCOME                                                                $        6,769    $        5,203
                                                                            ==============    ==============

  Net income per share:
    Basic                                                                   $         0.28    $         0.21
    Diluted                                                                 $         0.27    $         0.21
  Weighted average shares - Basic                                                   24,242            24,521
  Weighted average shares - Diluted                                                 24,784            24,862
                                                                            --------------    --------------

LENDING OPERATIONS FINANCIAL AND OPERATIONAL DATA:
  PAWN OPERATIONS AS OF--                                                      3/31/2003         3/31/2002
                                                                            --------------    --------------
    Domestic pawn loans outstanding                                         $       69,921    $       65,127
    Foreign pawn loans outstanding                                                  51,660            40,476
                                                                            --------------    --------------
    Total loans outstanding                                                 $      121,581    $      105,603
    Total merchandise held for disposition, net                             $       49,216    $       55,101
    Amounts per owned lending location --
           Domestic only:
                 Loans outstanding                                          $          179    $          162
                 Merchandise held for disposition                           $          111    $          128
           Consolidated:
                 Loans outstanding                                          $          268    $          230
                 Merchandise held for disposition                           $          109    $          120
    Number of pawnshop locations (not in thousands)--
           Company owned                                                               453               459
           Franchised                                                                    9                13
                                                                            --------------    --------------
                 Total locations                                                       462               472
                                                                            --------------    --------------
  SMALL CONSUMER CASH ADVANCES ("CASH ADVANCES")--
                                                                                  2003              2002
                                                                            --------------    --------------
  Activity during the three months ended March 31,-- (A)
    Total amount of cash advances written                                   $       38,211    $       21,687
    Number of cash advances written (not in thousands)                             129,737            76,472
    Average cash advance amount written (not in thousands)                  $          295    $          284
    Average number of locations offering cash advances (not in thousands)              390               390
  Balances As of March 31,--
    Combined cash advances outstanding (A)                                  $        9,213    $        5,219
                                                                            ==============    ==============

   Company-owned cash advances: (B)
           Cash advances and fees outstanding                               $        8,511    $        1,753
           Less: Allowance for losses                                               (1,363)             (495)
                                                                            --------------    --------------
                 Net cash advances and fees outstanding                     $        7,148    $        1,258
                                                                            ==============    ==============

(A) Includes cash advances made by the Company and cash advances made by third-party financial institutions.

(B) Amounts recorded in the company's consolidated financial statements.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

                                                           (UNAUDITED)
                                                            March 31,           December 31,
                                                        2003         2002           2002
                                                      ---------    ---------    ------------
ASSETS
  Current assets:
    Cash and cash equivalents                         $   5,256    $   7,293    $      3,951
    Pawn loans                                          121,581      105,603         127,388
    Cash advances, net                                    7,148        1,258           2,210
    Merchandise held for disposition, net                49,216       55,101          54,444
    Finance and service charges receivable               19,371       17,403          21,096
    Other receivables and prepaid expenses                7,492        6,416           8,671
    Deferred tax assets                                   4,759        7,437           5,392
    Net current assets of discontinued operations            --        3,175              --
                                                      ---------    ---------    ------------
      Total current assets                              214,823      203,686         223,152
  Property and equipment, net                            66,929       67,302          67,254
  Goodwill                                               80,658       77,058          79,833
  Other assets                                            3,518        5,559           6,239
  Deferred tax assets                                        --        1,470              --
  Net non-current assets of discontinued operations          --        5,424              --
                                                      ---------    ---------    ------------
      Total assets                                    $ 365,928    $ 360,499    $    376,478
                                                      =========    =========    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable and accrued expenses             $  20,783    $  17,182    $     24,297
    Customer deposits                                     4,455        4,542           4,050
    Reserve for disposal of discontinued operations         503        7,722             623
    Income taxes currently payable                        3,693        2,752           2,086
    Current portion of long-term debt                    12,571        8,671          12,571
                                                      ---------    ---------    ------------
      Total current liabilities                          42,005       40,869          43,627

  Deferred tax liabilities                                4,874        1,699           4,385
  Long-term debt                                        121,764      146,388         136,131
                                                      ---------    ---------    ------------

  Stockholders' equity:
    Common stock, $.10 par value per
      share, 80,000,000 shares authorized                 3,024        3,024           3,024
    Paid in surplus                                     127,819      127,821         127,819
    Retained earnings                                   119,743      100,088         113,278
    Accumulated other comprehensive loss                 (3,208)     (11,630)         (2,718)
    Notes receivable - stockholders                      (5,864)      (5,890)         (5,864)
                                                      ---------    ---------    ------------
                                                        241,514      213,413         235,539
    Less -- shares held in treasury, at cost            (44,229)     (41,870)        (43,204)
                                                      ---------    ---------    ------------
      Total stockholders' equity                        197,285      171,543         192,335
                                                      ---------    ---------    ------------
      Total liabilities and stockholders' equity      $ 365,928    $ 360,499    $    376,478
                                                      =========    =========    ============

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

                                                         (UNAUDITED)
                                                ---------------------------
                                                      Three Months Ended
                                                          March 31,
                                                     2003           2002
                                                ------------   ------------
REVENUE
  Finance and service charges                   $     31,455   $     28,820
  Proceeds from disposition of merchandise            66,119         67,034
  Cash advance fees                                    6,466          3,562
  Check cashing royalties and fees                     1,465          1,304
                                                ------------   ------------
TOTAL REVENUE                                        105,505        100,720
                                                ------------   ------------
COSTS OF REVENUE
  Disposed merchandise                                41,554         43,881
                                                ------------   ------------
NET REVENUE                                           63,951         56,839
                                                ============   ============
OPERATING EXPENSES
  Lending operations                                  36,540         34,006
  Cash advance loss provision                          1,332            901
  Check cashing operations                               430            439
  Administration                                       8,995          7,497
  Depreciation and amortization                        3,689          3,586
                                                ------------   ------------
    Total operating expenses                          50,986         46,429
                                                ------------   ------------
INCOME FROM OPERATIONS                                12,965         10,410
  Interest expense, net                                2,176          2,243
  Loss from derivative valuation fluctuations             --             36
                                                ------------   ------------
Income before income taxes                            10,789          8,131
  Provision for income taxes                           4,020          2,928
                                                ------------   ------------
NET INCOME                                      $      6,769   $      5,203
                                                ============   ============
Net income per share:
  Basic                                         $       0.28   $       0.21
  Diluted                                               0.27           0.21
                                                ------------   ------------
Weighted average common shares outstanding:
  Basic                                               24,242         24,521
  Diluted                                             24,784         24,862
                                                ============   ============

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CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED MARCH 31, 2003 AND 2002
(In thousands)

                                                                      (UNAUDITED)
                                             ----------------------------------------------------------------
                                               2003
                                             ----------------------------------------------------------------
                                                           Lending
                                             ------------------------------------
                                               United                                 Check
                                               States      Foreign        Total      Cashing     Consolidated
                                             ----------   ----------   ----------   ----------   ------------
REVENUE
  Finance and service charges                $   24,709   $    6,746   $   31,455   $       --   $     31,455
  Proceeds from disposition of merchandise       63,062        3,057       66,119           --         66,119
  Cash advance fees                               6,466           --        6,466           --          6,466
  Check cashing royalties and fees                   --          382          382        1,083          1,465
                                             ----------   ----------   ----------   ----------   ------------
TOTAL REVENUE                                    94,237       10,185      104,422        1,083        105,505
                                             ----------   ----------   ----------   ----------   ------------
COSTS OF REVENUE
  Disposed merchandise                           39,503        2,051       41,554           --         41,554
                                             ----------   ----------   ----------   ----------   ------------
NET REVENUE                                      54,734        8,134       62,868        1,083         63,951
                                             ==========   ==========   ==========   ==========   ============
OPERATING EXPENSES
  Lending operations                             32,905        3,635       36,540           --         36,540
  Cash advance loss provision                     1,332           --        1,332           --          1,332
  Check cashing operations                           --           --           --          430            430
  Administration                                  7,736        1,084        8,820          175          8,995
  Depreciation and amortization                   2,882          685        3,567          122          3,689
                                             ----------   ----------   ----------   ----------   ------------
    Total operating expenses                     44,855        5,404       50,259          727         50,986
                                             ----------   ----------   ----------   ----------   ------------
INCOME FROM OPERATIONS                       $    9,879   $    2,730   $   12,609   $      356   $     12,965
                                             ==========   ==========   ==========   ==========   ============

                                               2002
                                             ----------------------------------------------------------------
                                                           Lending
                                             ------------------------------------
                                               United                                 Check
                                               States      Foreign        Total      Cashing     Consolidated
                                             ----------   ----------   ----------   ----------   ------------
REVENUE
  Finance and service charges                $   23,315   $    5,505   $   28,820   $       --   $     28,820
  Proceeds from disposition of merchandise       64,557        2,477       67,034           --         67,034
  Cash advance fees                               3,562           --        3,562           --          3,562
  Check cashing royalties and fees                   --          184          184        1,120          1,304
                                             ----------   ----------   ----------   ----------   ------------
TOTAL REVENUE                                    91,434        8,166       99,600        1,120        100,720
                                             ----------   ----------   ----------   ----------   ------------
COSTS OF REVENUE
  Disposed merchandise                           42,076        1,805       43,881           --         43,881
                                             ----------   ----------   ----------   ----------   ------------
NET REVENUE                                      49,358        6,361       55,719        1,120         56,839
                                             ==========   ==========   ==========   ==========   ============
OPERATING EXPENSES
  Lending operations                             31,270        2,736       34,006           --         34,006
  Cash advance loss provision                       901           --          901           --            901
  Check cashing operations                           --           --           --          439            439
  Administration                                  6,348          962        7,310          187          7,497
  Depreciation and amortization                   2,870          564        3,434          152          3,586
                                             ----------   ----------   ----------   ----------   ------------
    Total operating expenses                     41,389        4,262       45,651          778         46,429
                                             ----------   ----------   ----------   ----------   ------------
INCOME FROM OPERATIONS                       $    7,969   $    2,099   $   10,068   $      342   $     10,410
                                             ==========   ==========   ==========   ==========   ============